Exhibit 99.4

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D56102-TBD For Against Abstain ! ! ! ! ! ! ! ! ! VEREIT, INC. 2325 EAST CAMELBACK ROAD 9TH FLOOR PHOENIX, AZ 85016 VEREIT, INC. 1. A proposal to approve the merger of VEREIT, Inc. ("VEREIT") with and into Rams MD Subsidiary I, Inc. (“Merger Sub 1”), with Merger Sub 1 continuing its existence as a wholly owned subsidiary of Realty Income Corporation (“Realty Income”), on the terms and subject to the conditions of the Agreement and Plan of Merger, dated as of April 29, 2021 (as amended from time to time, the “Merger Agreement”), by and among VEREIT, VEREIT Operating Partnership, L.P., Realty Income, Merger Sub 1 and Rams Acquisition Sub II, LLC (the "VEREIT Merger Proposal"); The Board of Directors recommends you vote FOR the following proposals: 2. A proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of VEREIT in connection with the merger of VEREIT with and into Merger Sub 1; and 3. A proposal to approve the adjournment of the VEREIT Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the VEREIT Merger Proposal, if there are insufficient votes at the time of such adjournment to approve such proposal. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VER2021SM You may attend the meeting via the Internet and vote during the meeting. To be admitted to the Special Meeting, you must enter your unique 16-digit control number printed in the box marked by the arrow and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

D56103-TBD Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Stockholders and Proxy Statement are available at www.proxyvote.com. VEREIT, INC., a Maryland corporation Special Meeting of Stockholders 12:00 p.m. (Eastern Time), July 29, 2021 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF VEREIT, INC. FOR USE ONLY AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 29, 2021 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The undersigned hereby appoints each of Lauren Goldberg, Bianca Martinez and Justin Shuler with full power of substitution and revocation, to act as attorneys and proxies for the undersigned to attend the Special Meeting of Stockholders of VEREIT, Inc. (the "Company"), to be held virtually at www.virtualshareholdermeeting.com/VER2021SM at 12:00 p.m. (Eastern Time) on Thursday, July 29, 2021, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn the Special Meeting to another time and/or place for the purpose of soliciting additional proxies, that may properly come before the Special Meeting or any adjournment or postponement thereof. Continued and to be signed on reverse side